                                                                    EXHIBIT 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the U.S. offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.


If you have sold or otherwise transferred any of your registered holdings of Pechiney American depositary shares, please pass a copy of this document and the accompanying prospectus and offer to exchange dated October 24, 2003 (the "Prospectus"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the offer is not being made directly or indirectly in any jurisdiction where prohibited by applicable law and such documents should not be distributed, forwarded or transmitted into or from any jurisdiction where prohibited by applicable law by any means whatsoever including without limitation mail, facsimile, transmission, telex or telephone.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Letter of Transmittal
                         for American Depositary Shares

                                    for the

                             U.S. OFFER TO EXCHANGE
  All Outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights and
   Pechiney OCEANEs held by U.S. Holders and all Pechiney American Depositary
                                     Shares

                                      for

                                E24.60 in cash;

                                      and


   the number of Alcan Common Shares equal to 22.9 divided by the "Reference Value," defined as the greater of (a) 27.4 and (b) an average trading price of the Alcan Common Shares to be determined and announced before the open of the fifth French trading day before the expiration of the offers as described in the
  Prospectus, this average being referred to as the "Average Value," provided, however, that this number of Alcan Common Shares shall in no event be less than
                                     0.6001


                                      for

                          each Pechiney Common Share;

                    each 10 Pechiney Bonus Allocation Rights
(each Pechiney Bonus Allocation Right entitling the holder to 0.1 of a Pechiney
                               Common Share); or

          each 2 Pechiney American Depositary Shares, or Pechiney ADSs (each Pechiney ADS representing one-half of one Pechiney Common Share);

                                      and

                                 E83.40 in cash

                                      for

                              each Pechiney OCEANE
  (obligations a option de conversion en actions nouvelles et/ou d'echange en actions existantes),

                                       by

                                   Alcan Inc.

               pursuant to the Prospectus dated October 24, 2003



  THIS U.S. OFFER WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON NOVEMBER 24,
                                     2003,

        UNLESS IT IS EXTENDED OR UNLESS IT LAPSES OR IS WITHDRAWN PRIOR
      TO THAT TIME PURSUANT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS FOR THE U.S. OFFER. YOU MAY WITHDRAW ANY PECHINEY SECURITIES TENDERED
                      AT ANY TIME PRIOR TO THE EXPIRATION.

               The U.S. ADR Exchange Agent for the U.S. Offer is:

                              THE BANK OF NEW YORK

           By Mail:                 For Notice of Guaranteed       By Hand or Overnight Courier:
                                     Delivery By Facsimile:
 Tender & Exchange Department      (for Eligible Institutions      Tender & Exchange Department
        P.O. Box 11248                        Only)                     101 Barclay Street
     Church Street Station                                          Receive and Deliver Window
      New York, New York                  212-815-6433                     Street Floor
          10286-1248                                                 New York, New York, 10286
                                   For confirmation telephone:
                                          212-815-6212

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This letter of transmittal is to be completed by holders of Pechiney American Depositary Shares ("Pechiney ADSs") if (i) Pechiney ADS certificates are to be forwarded herewith or (ii) unless an agent's message is utilized, delivery is to be made by book-entry transfer to the account of The Bank of New York (the "U.S. ADR exchange agent") at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney ADSs."

Holders of Pechiney ADSs who deliver Pechiney ADSs by book-entry transfer are referred to herein as "book-entry Pechiney ADS holders" and other Pechiney ADS holders are referred to herein as "certificate Pechiney ADS holders."


Holders whose Pechiney ADS certificates are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the U.S. ADR exchange agent prior to the November 24, 2003 expiration date (unless the offer is extended), may tender their Pechiney ADSs in accordance with the guaranteed delivery procedure described in the Prospectus under "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney ADSs -- Guaranteed Delivery." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE U.S. ADR EXCHANGE AGENT. See Instruction 2.



-------------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF PECHINEY ADSS TENDERED
-------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                            PECHINEY ADSS TENDERED
(PLEASE FILL IN IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))      (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL NUMBER OF
                                                                                           PECHINEY ADSS      NUMBER OF
                                                                           CERTIFICATE    REPRESENTED BY    PECHINEY ADSS
                                                                           NUMBER(S)(1)  CERTIFICATE(S)(1)   TENDERED(2)
                                                                           ----------------------------------------------

                                                                           ----------------------------------------------

                                                                           ----------------------------------------------

                                                                           ----------------------------------------------

                                                                           ----------------------------------------------

                                                                           Total Shares
-------------------------------------------------------------------------------------------------------------------------
(1) Need not be completed by book-entry Pechiney ADS holders.
(2) Unless otherwise indicated, it will be assumed that all Pechiney ADSs described above are being tendered. See
    Instruction 4.
-------------------------------------------------------------------------------------------------------------------------

IF ANY OF YOUR PECHINEY ADS CERTIFICATES HAVE BEEN LOST, DESTROYED OR MUTILATED, PLEASE FOLLOW THE PROCEDURES SET FORTH IN INSTRUCTION 10.

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

ACCEPTANCE OF THE OFFER IN RESPECT OF PECHINEY BONUS ALLOCATION RIGHTS, PECHINEY OCEANES OR PECHINEY COMMON SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY PECHINEY ADSS) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you directly hold Pechiney Common Shares, Pechiney Bonus Allocation Rights or Pechiney OCEANEs, you may obtain a form of acceptance from D.F. King & Co., Inc., the information agent, or contact your French financial intermediary or your U.S. custodian, as the case may be. See Instruction 11 of this letter of transmittal.

Your bank or broker can assist you in completing this form. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this letter of transmittal may be directed to D.F. King & Co., Inc., the information agent, at the address and telephone numbers indicated below.

Delivery of this letter of transmittal, certificates evidencing Pechiney ADSs (or book-entry transfer of such Pechiney ADSs) and any other required documents to the U.S. ADR exchange agent by Pechiney ADS holders will be deemed an acceptance of the offer by such holder with respect to such Pechiney ADSs subject to the terms and conditions set out in the Prospectus and this letter of transmittal.

If delivery of Pechiney ADSs is to be made by book-entry transfer to an account maintained by the U.S. ADR exchange agent at DTC pursuant to the procedures for book-entry transfer described in "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures For Tendering Pechiney ADSs" in the Prospectus, then either this letter of transmittal or an agent's message, as defined below, should be used.

The term "agent's message" means a message which is transmitted by DTC to and received by the U.S. ADR exchange agent and which forms a part of a book-entry confirmation. This message must state that DTC has received an express acknowledgment from a participant in DTC's system that (i) the participant is tendering Pechiney ADSs which are the subject of a confirmation of a book-entry transfer, (ii) the participant has received and agrees to be bound by the applicable letter of transmittal, and (iii) Alcan and the U.S. ADR exchange agent may enforce the agreement against the participant.

[ ] CHECK HERE IF TENDERED PECHINEY ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE U.S. EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE DTC SYSTEM MAY DELIVER PECHINEY ADSS BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Account Number
    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. ADR EXCHANGE AGENT, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Registered Owner(s)
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
            --------------------------------------------------------------------

    Window Ticket No. (if any)
    ----------------------------------------------------------------------------

    Name of Institution which Guaranteed Delivery
        ------------------------------------------------------------------------

     If delivered by book-entry transfer, check box:  [ ]

     Account Number
--------------------------------------------------------------------------------

    Transaction Code Number
--------------------------------------------------------------------------------

RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION, UNLESS PECHINEY ADSs REFERRED TO IN THE NOTICE OF GUARANTEED DELIVERY ARE RECEIVED BY THE U.S. ADR EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE GUARANTEE PERIOD.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


The undersigned hereby tenders to Alcan Inc., a Canadian corporation ("Alcan"), the above-described American depositary shares (the "Pechiney ADSs") of Pechiney, a French societe anonyme ("Pechiney"), pursuant to the prospectus, dated October 24, 2003 (the "Prospectus"). For each 2 Pechiney ADSs, the undersigned shall receive E24.60 in cash and the number of Alcan Common Shares equal to 22.9 divided by the "Reference Value," which is defined as the greater of (a) 27.4 and (b) an average trading price of Alcan Common Shares to be determined and announced before the open of the fifth French trading day before the expiration of the offers, this average being referred to as the "Average Value," provided, however, that this number of Alcan Common Shares shall in no event be less than 0.6001, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this letter of transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, constitute the "U.S. offer" for Pechiney ADSs). If, following the conclusion of the offers, the number of Pechiney securities tendered into the offers represents more than 95% of Pechiney's capital and voting rights, Alcan will provide the undersigned an additional consideration of E0.50 in cash for each Pechiney ADS tendered. The undersigned understands that Alcan reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to exchange the Pechiney ADSs tendered herewith. The undersigned further understands that Alcan reserves the option of substituting an equivalent amount of cash in place of all or a portion of the Alcan Common Shares to be issued in the offers, valued at the Average Value, and that Alcan will determine the portion, if any, of the Alcan Common Shares to be substituted with cash, and will announce by press release the portion of consideration to be paid in cash, before the open of the fifth French trading day before the expiration of the offers.


On the terms and subject to the conditions of the U.S. offer (including, if the U.S. offer is extended or amended, the terms and conditions of such extension or amendment), and subject to, and effective upon, acceptance for exchange of, and exchange for, the Pechiney ADSs tendered herewith in accordance with the terms of the U.S. offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Alcan, all right, title and interest in and to all of the Pechiney ADSs being tendered hereby and any and all cash dividends, distributions, rights or other securities issued or issuable in respect of such Pechiney ADSs on or after the settlement date of the U.S. offer (collectively, "distributions"), and appoints The Bank of New York (the "U.S. ADR exchange agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Pechiney ADSs (and any distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such holder's rights with respect to such Pechiney ADSs (and any distributions) (a) to deliver such Pechiney ADS certificates (and any distributions) or transfer ownership of such Pechiney ADSs (and any distributions) on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Alcan, (b) to surrender such Pechiney ADSs for the purpose of withdrawal of the underlying Pechiney Common Shares in accordance with the deposit agreement, (c) to tender, or to cause to be tendered, the Pechiney Common Shares underlying the tendered Pechiney ADSs as part of the French centralizing procedures within three French trading days after the expiration of the offer period or in the case of Pechiney ADSs delivered pursuant to a notice of Guaranteed Delivery as soon thereafter as practicable and (d) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Pechiney ADSs (and any distributions), all in accordance with the terms and the conditions of the U.S. offer. The undersigned agrees that Alcan may instruct the U.S. ADR exchange agent to take the actions specified in clauses (a), (b) or (c) above prior to acceptance by Alcan of those Pechiney ADSs for exchange in the U.S. offer, provided that, if Alcan does not irrevocably accept those Pechiney ADSs in the offers upon the announcement by the French Conseil des marches financiers (the "CMF") of the definitive results of the offers, Alcan shall be obligated to redeposit those Pechiney Common Shares under the deposit agreement and deliver Pechiney ADSs representing those Pechiney Common Shares to the undersigned. Alcan shall not have the rights specified in clause (d) above until it has irrevocably accepted those Pechiney ADSs tendered in the offers. Upon acceptance by Alcan of tendered Pechiney ADSs in the U.S. offer, the undersigned shall have no further rights with respect to those Pechiney ADSs, except that the undersigned shall have a right to receive from Alcan the offer consideration in accordance with the U.S. offer.

The undersigned hereby irrevocably appoints the designees of Alcan, and each of them, the attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such holder's rights with respect to the Pechiney ADSs tendered hereby with respect to any distributions. Subject to applicable law, the designees of Alcan will, with respect to the Pechiney ADSs (and any associated distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such holder, as they, in their sole discretion, may deem proper at any ordinary, extraordinary or adjourned meeting of Pechiney's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Pechiney ADSs, unless such tendered Pechiney ADSs are withdrawn from the offers prior to the end of the tender offer period. Such appointment is effective upon the undersigned's tender of the Pechiney ADSs into the offers. If the U.S. offer is successful, Alcan will be deemed to have accepted for exchange Pechiney ADSs validly tendered and not withdrawn on the expiration date of the U.S. offer, as set forth in the final results of the U.S. offer published by the CMF. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given with respect to such Pechiney ADSs (and any associated distributions) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Alcan reserves the right to require that, in order for Pechiney ADSs to be deemed validly tendered, immediately upon Alcan's exchange of such Pechiney ADSs, subject to applicable law, Alcan must be able to exercise full voting rights with respect to such Pechiney ADSs (and any associated distributions), including the right to instruct the ADS depositary with respect to voting at any meeting of shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Pechiney ADSs (and any distributions) tendered hereby and, when the same are accepted for exchange by Alcan, Alcan will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. ADR exchange agent or Alcan to be necessary or desirable to complete the sale, assignment and transfer of the Pechiney ADSs (and any distributions) tendered hereby. In addition, the undersigned will promptly remit and transfer to the U.S. ADR exchange agent for the account of Alcan any and all distributions in respect of the Pechiney ADSs tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, Alcan shall be entitled to all rights and privileges as owner of any such distributions and may withhold the entire consideration offered or deduct from the consideration offered the amount or value thereof, as determined by Alcan in its sole discretion.

All authority conferred or agreed to be conferred pursuant to this letter of transmittal shall not be affected by, and shall survive, the death or incapacity of and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned understands that the valid tender of Pechiney ADSs pursuant to the procedures described in "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney ADSs" of the Prospectus, and the instructions hereto, will constitute a binding agreement between the undersigned and Alcan upon the terms and subject to the conditions of the U.S. offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Alcan may not be required to accept for exchange any of the Pechiney ADSs tendered hereby. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF PECHINEY ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE PECHINEY COMMON SHARES REPRESENTED BY THE PECHINEY ADSs MAY NOT BE MADE.

Unless otherwise instructed under "Special Issuance Instructions" below, the undersigned hereby instructs the U.S. ADR exchange agent to issue the check and register the Alcan Common Shares to which is entitled in the name(s) of the holder(s) shown above under "Description of Pechiney ADSs Tendered." Unless otherwise instructed under "Special Delivery Instructions" below, the undersigned hereby instructs the U.S. ADR exchange agent to return, or cause to be returned, any Pechiney ADS certificates evidencing Pechiney ADSs in respect of which the U.S. offer is not being accepted or which are not exchanged (and accompanying documents, as appropriate) and/or deliver the check and the certificates representing the Alcan Common Shares to be delivered to the undersigned pursuant to the U.S. offer to the address(es) of the registered holder(s) appearing above under "Description of Pechiney ADSs Tendered." In the case of a book-entry delivery of Pechiney ADSs, the undersigned hereby instructs the U.S. ADR exchange agent to credit the account maintained at DTC with any Pechiney ADSs which are not tendered or are not accepted for exchange.

The cash consideration paid to tendering Pechiney ADS holders will be paid in U.S. dollars converted at a then current spot exchange rate and distributed, net of expenses, to such holders. For further information see "The Offers" in the Prospectus. Under no circumstances will interest be paid in respect of the exchange of cash and Alcan Common Shares for Pechiney ADSs tendered, regardless of any delay in making the exchange.

SUBJECT TO THE TERMS OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF PECHINEY ADSs PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THE PECHINEY ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. ADR EXCHANGE AGENT. ALCAN WILL DETERMINE IN ITS SOLE DISCRETION ALL QUESTIONS AS TO THE FORM OF DOCUMENTS, INCLUDING ANY NOTICE OF WITHDRAWAL AND THE VALIDITY, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE OF TENDERED PECHINEY ADSs. ALCAN'S DETERMINATION WILL BE FINAL AND BINDING ON ALL PARTIES.

                         SPECIAL ISSUANCE INSTRUCTIONS

                      (SEE INSTRUCTIONS 1, 5, 6, 7 AND 13)

To be completed ONLY if the check and/or Alcan Common Shares certificates with respect to Pechiney ADSs accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue:  [ ] Alcan Common Share certificates to:

        [ ] Check to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)
To be completed ONLY if certificate(s) for Pechiney ADSs not tendered or not accepted for exchange or the check and/or Alcan Common Shares certificates with respect to Pechiney ADSs accepted for exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

Deliver:  [ ] Pechiney ADS certificates to:

          [ ] Alcan Common Share certificates to:

          [ ] Check to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                   IMPORTANT:
                                PLEASE SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

(Signature(s) of Holder(s))
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2003

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Pechiney ADS certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by endorsements, stock powers and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


----------------------------------------------    ----------------------------------------------
        (AREA CODE AND TELEPHONE NO.)              (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Full Title and Name of Firm
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2003

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this letter of transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "eligible institution"). Signatures on this letter of transmittal need not be guaranteed (a) if this letter of transmittal is signed by the registered owners (which term, for purposes of this document, includes any DTC participant whose name appears on a security position listing as the owner of the Pechiney ADSs) of Pechiney ADSs tendered herewith and such registered owner has not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this letter of transmittal or (b) if such Pechiney ADSs are tendered for the account of an eligible institution. See Instruction 5 of this letter of transmittal.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This letter of transmittal is to be used if Pechiney ADS certificates for the Offer are to be forwarded herewith or, unless an agent's message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney ADSs" of the Prospectus. Certificates for all physically tendered Pechiney ADSs, or confirmation of any book-entry transfer into the U.S. ADR exchange agent's account at the DTC of Pechiney ADSs tendered by book-entry transfer, as well as this letter of transmittal properly completed and duly executed with any required signature guarantees, or an agent's message in the case of a book-entry transfer, and any other documents required by this letter of transmittal, must be received by the U.S. ADR exchange agent at one of its addresses set forth herein on or prior to the expiration date.

Holders whose Pechiney ADS certificates are not immediately available or who cannot deliver all other required documents to the U.S. ADR exchange agent on or prior to the expiration date for the U.S. offer, or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Pechiney ADSs by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedure set forth under "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney ADSs -- Guaranteed Delivery" of the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery substantially in the form provided by Alcan must be received by the U.S. ADR exchange agent prior to the expiration date for the U.S. offer; and
(iii) Pechiney ADS certificates or confirmation of the book-entry transfer of such Pechiney ADSs into the U.S. ADR exchange agent's account at DTC, as well as a letter of transmittal, properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an agent's message), and all other documents required by this letter of transmittal, must be received by the U.S. ADR exchange agent within three New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery.

If Pechiney ADS certificates are forwarded separately to the U.S. ADR exchange agent, a properly completed and duly executed letter of transmittal must accompany each such delivery.

THE METHOD OF DELIVERY OF PECHINEY ADS CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING ADS HOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. ADR EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Pechiney ADSs will be accepted for exchange. All tendering holders of Pechiney ADSs by execution of this letter of transmittal (or facsimile thereof) waive any right to receive any notice of the acceptance of their Pechiney ADSs for exchange.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Pechiney ADSs should be listed on a separate schedule attached hereto.

4. PARTIAL TENDERS. If fewer than all the Pechiney ADSs evidenced by any certificate submitted are to be tendered, fill in the number of Pechiney ADSs which are to be tendered in the box entitled "Number of Pechiney ADSs Tendered." In such cases, new certificate(s) for the remainder of the Pechiney ADSs that were evidenced by the old certificate(s) will be sent to the registered owner, unless otherwise provided in the appropriate box on this letter of transmittal, as soon as practicable after the expiration date for the U.S. offer. All Pechiney ADSs represented by certificates delivered to the U.S. ADR exchange agent will be deemed to have been tendered unless otherwise indicated. In the case of partial acceptances, Pechiney ADSs in respect of which the U.S. offer was not accepted will not be reissued to a person other than the registered holder.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this letter of transmittal is signed by the registered owners of the Pechiney ADSs tendered hereby, the signature must correspond to the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

If any of the Pechiney ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If any of the tendered Pechiney ADSs are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

If this letter of transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Alcan of their authority so to act must be submitted.

If this letter of transmittal is signed by the registered owner(s) of the Pechiney ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Pechiney ADSs not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an eligible institution.

If this letter of transmittal is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered owner or holders appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an eligible institution.

6. TRANSFER TAXES. Alcan will pay or cause to be paid any transfer taxes with respect to the exchange of Pechiney ADSs not based on income. If, however, a transfer tax is imposed based on income or for any reason other than the exchange of securities in this U.S. offer, then those transfer taxes, whether imposed on the registered holder or any other persons, will not be payable to the tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PECHINEY ADS CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Pechiney ADSs not tendered or accepted for payment are to be issued or returned to and/or the Alcan Common Shares exchanged for the Pechiney ADSs pursuant to the U.S. offer are to be registered in the name of, a person other than the signer of this letter of transmittal or if a check and/or such certificates are to be mailed to a person other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes labeled "Special Issuance Instructions" and "Special Delivery Instructions" on this letter of transmittal should be completed.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or for additional copies of the Prospectus, the letter of transmittal and the notice of guaranteed delivery, may be directed to the information agent or the dealer managers at their respective telephone numbers and locations set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. offer.


9. CONDITIONS. THIS U.S. OFFER IS BEING MADE ON THE SAME TERMS AS AN OFFER FOR ALL PECHINEY COMMON SHARES, PECHINEY BONUS ALLOCATION RIGHTS AND PECHINEY OCEANES BEING MADE IN FRANCE AND OTHER JURISDICTIONS OUTSIDE THE UNITED STATES AND CANADA (TO THE EXTENT PERMITTED BY LAW AND REGULATIONS) (THE "FRENCH OFFER"), AND ALCAN WILL NOT BE REQUIRED TO COMPLETE THIS U.S. OFFER UNLESS THE FRENCH OFFER IS COMPLETED. ALCAN'S OBLIGATION TO ACCEPT PECHINEY COMMON SHARES, PECHINEY BONUS ALLOCATION RIGHTS, PECHINEY OCEANES AND PECHINEY ADSS IN THIS U.S. OFFER IS ALSO SUBJECT TO

THE CONDITION THAT SECURITIES REPRESENTING A MAJORITY OF THE TOTAL SHARE CAPITAL AND VOTING RIGHTS IN PECHINEY, CALCULATED ON A FULLY DILUTED BASIS ON THE CLOSING DATE OF THE OFFERS, SHALL HAVE BEEN VALIDLY TENDERED AND NOT PROPERLY WITHDRAWN PRIOR TO THE EXPIRATION DATE (THE "MINIMUM SHARE CONDITION").

10. LOST OR DESTROYED CERTIFICATES. If any certificate(s) representing Pechiney ADSs has been lost or destroyed, the holder(s) should promptly notify The Bank of New York, as depositary, in order to obtain a replacement certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Pechiney ADS certificates have been followed. To expedite the process, please phone The Bank of New York, as depositary, at 800-507-9357.

11. HOLDERS OF PECHINEY BONUS ALLOCATION RIGHTS, PECHINEY OCEANES OR PECHINEY COMMON SHARES NOT REPRESENTED BY ADSS. Holders of Pechiney Common Shares, Pechiney Bonus Allocation Rights or Pechiney OCEANEs have been sent a form of acceptance instruction form with the Prospectus and may not accept the U.S. offer in respect of Pechiney Common Shares, Pechiney Bonus Allocation Rights or Pechiney OCEANEs pursuant to this letter of transmittal, except insofar as those Pechiney Common Shares are represented by Pechiney ADSs. If any holder of Pechiney Common Shares, Pechiney Bonus Allocation Rights or Pechiney OCEANEs which are not represented by Pechiney ADSs needs to obtain a copy of a form of acceptance instruction form, such holder should contact D.F. King & Co., Inc., as information agent, at the appropriate address and telephone number set forth in the Prospectus.

12. NO INTEREST; FOREIGN CURRENCY EXCHANGE. Under no circumstances will interest be paid on the exchange of Alcan Common Shares and cash for Pechiney ADSs tendered, regardless of any delay in making the exchange or extension of the expiration date for the U.S. offer. The cash consideration paid to tendering Pechiney ADS holders will be in U.S. dollars, converted at a then current spot exchange rate, and will be distributed, net of expenses, to such holders. For further information, see "The Offers" in the Prospectus.


13. EXPIRATION DATE. The expiration date will be November 24, 2003, unless the expiration date of the French offer period is set at a later date or unless the offer is extended, in which case the expiration date shall be the latest date to which the offer is extended. The final expiration date of the French offer has not yet been announced by the CMF and may be later than the date set forth in the prior sentence. The expiration date of the U.S. offer will be aligned with the expiration date of the French offer as established by the CMF. Any extension of the French offer period by the CMF will trigger a corresponding extension of the U.S. offer. In the event that the CMF extends the offer period, Alcan will, on the same day, issue a press release publicizing the CMF's decision and announcing the effects of this decision on the U.S. offer, including the expiration date and time of the extended offer period.


14. SUBSTITUTE FORM W-9. Under United States federal income tax law, if you tender your Pechiney ADSs, you generally are required to furnish the U.S. ADR exchange agent either (i) a properly completed Substitute Form W-9 (below) with your correct taxpayer identification number ("TIN"), if you are a U.S. holder, or (ii) a complete and accurate Internal Revenue Service Form W-8, if you are a foreign person.

Use Substitute Form W-9 only if you are a U.S. person, including a resident alien individual. You will be subject to United States federal backup withholding at a rate of 28% on the purchase price (including the fair market value of the Alcan Common Shares, if any, that you receive) if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the Internal Revenue Service tells the requester that you furnished an incorrect TIN, or (iv) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the instructions referred to below on whether you are an exempt payee.

Backup withholding is not an additional tax. You may credit any amounts withheld by backup withholding against your regular United States federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the Internal Revenue Service.

If you have not been issued a TIN, you may check the box in part I of the Substitute Form W-9 if you have applied for a TIN or intend to apply for a TIN. In that case, you must also complete the Certificate of Awaiting Taxpayer Identification Number attached to this Letter of Transmittal and provide your TIN to the U.S. ADR exchange agent within 60 days from the date the U.S. ADR exchange agent receives your Certificate of Awaiting Taxpayer Identification Number. The U.S. ADR exchange agent will withhold 28% of all payments of the purchase price until you provide a TIN to the U.S. ADR exchange agent, unless you have otherwise established an exemption from backup withholding, and will remit such amount to the Internal Revenue Service if a TIN is not furnished within the 60-day period.

You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the appropriate completed Form W-8. You will find further information in Internal Revenue Service Publication 515, "Withholding of Tax on Nonresident Aliens and Foreign Entities." You can receive the applicable Form W-8 from the information agent.

If you fail to furnish your correct TIN to the U.S. ADR exchange agent, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH PECHINEY ADS CERTIFICATES OR CONFIRMATION OF BOOK ENTRY TRANSFER
                AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE
     OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE U.S. ADR EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.


------------------------------------------------------------------------------------------------

SUBSTITUTE                  Name:
FORM W-9                           -------------------------------------------------------------
DEPARTMENT OF THE TREASURY  Address:
INTERNAL REVENUE SERVICE    -----------------------------------------------------------
                            --------------------------------------------------------------------
REQUEST FOR TAXPAYER        Check appropriate box:
IDENTIFICATION
NUMBER (TIN) AND                  Individual        [ ]
CERTIFICATION
                                  Corporation      [ ]
                                  Partnership      [ ]
                                  Other (specify)  [ ]
PART I. Please provide your taxpayer identification number in   SSN:
the space at right.                                             ------------------------------
Check here if TIN has been applied for:  [ ]                    or
                                                                EIN:
                                                                ------------------------------
PART II. For Payees exempt from backup withholding. See the enclosed "Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9."

PART III. CERTIFICATION
Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) I have not been notified by the IRS that
    I am subject to backup withholding as a result of a failure to report all interest or dividends or (b) the IRS has notified me that I am no longer subject to backup withholding;
(3) any other information provided on this form is true and correct.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
Signature  Date ____________________
____________________________________ , 2003

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART I OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28 percent of all reportable payments made to me thereafter will be withheld.

Signature  Date  ____________________________

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28%
 OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
  GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                        FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

  A COPY OF THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
        ON SUBSTITUTE FORM W-9 IS AVAILABLE FROM THE INFORMATION AGENT.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL
                                REVENUE SERVICE.

Manually signed facsimile copies of this letter of transmittal will be accepted. The letter of transmittal, certificates for Pechiney ADSs and any other required documents should be sent or delivered by each holder of Pechiney ADSs or such holder's broker, dealer, commercial bank, trust company or other nominee to the U.S. ADR exchange agent at one of its addresses set forth below.

               The U.S. ADR Exchange Agent for the U.S. Offer is:

                              THE BANK OF NEW YORK

              By Mail:                For Notice of Guaranteed Delivery   By Hand or Overnight Courier:
                                                By Facsimile:             TENDER & EXCHANGE DEPARTMENT
    TENDER & EXCHANGE DEPARTMENT      (FOR ELIGIBLE INSTITUTIONS ONLY)         101 BARCLAY STREET
           P.O. BOX 11248                                                  RECEIVE AND DELIVER WINDOW
        CHURCH STREET STATION                  (212) 815-6433                     STREET FLOOR
         NEW YORK, NEW YORK                                                 NEW YORK, NEW YORK, 10286
             10286-1248                  FOR CONFIRMATION TELEPHONE:
                                               (212) 815-6212

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE U.S. ADR EXCHANGE AGENT.

Questions and requests for assistance or for additional copies of the Prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the information agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                  The Information Agent for the U.S. Offer is:

                             D.F. KING & CO., INC.

                                 48 Wall Street
                            New York, New York 10005

                     Banks and Brokers Call: (212) 269-5550
                         Call Toll Free: (800) 488-8035

                   The Dealer Manager for the U.S. Offer is:

                                 MORGAN STANLEY
                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-7018